UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2006

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN                                                   47715
(Address of Principal Executive Offices)                                         (Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure

On July 3, 2006, Accuride Corporation issued a press release regarding temporary production outages at its Erie, Pennsylvania plant. A copy of this press release, including information concerning forward-looking statements and factors that may affect future results, is attached hereto as Exhibit 99.1. This press release is being furnished, not filed, under Item 7.01 in this Report on Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits

(d)           Exhibits

                99.1              Press Release of Accuride Corporation, dated July 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date: July 5, 2006	/s/ David K. Armstrong
David K. Armstrong
Senior Vice President / Finance and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 3, 2006, entitled “Accuride Corporation Announces Aluminum Wheel Forging Presses Operating At Full Production Following Outages.”